EXHIBIT 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report on Form 10-K of Saucony, Inc. (the "Company") for the year ended January 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Michael Umana, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.


Dated:  April 3, 2003                               /s/ Michael Umana
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                                                    Michael Umana
                                                    Chief Financial Officer